the STRENGTH of WORKING TOGETHER SM Third Quarter 2008 Earnings Conference Call Monday, November 3, 2008 Exhibit 99.2

Crawford®

BROADSPIRE®
a Crawford Company

The Garden City Group, Inc.

Crawford®

Third Quarter Earnings Review
November 3, 2008
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully
integrated global provider of these solutions for the growing multi-national market.
• Crawford is divided into four reporting segments that support the strategic positioning of the Company in a changing
market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational
corporations
– Broadspire
• Serves large national accounts, carriers and self-insured
entities
– Legal Settlement Administration
• Provides administration for class action settlements and
bankruptcy matters
• The Company’s independence, global presence and
diversified business lines are key competitive advantages
which set Crawford apart from its competitors.

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-
looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company reports filed with the
United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, and gains on asset sales. On January 1, 2008 the Company’s Strategic Warranty Services unit was moved from the Legal Settlement Administration segment to the U.S. Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Subsequent to March 31, 2007, the
Company changed its method of allocating certain corporate overhead costs to each of its operating segments. Prior period results have been restated to reflect the current allocation method. Segment revenues and expenses do not include reimbursements for out-of-pocket expenses.

“The Strength of Working Together”
“The Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to changing
economic conditions
Sustained emphasis on sources of additional
revenue growth
– Selling Crawford services into the existing client base through key account management
Driving technology forward
– Creating operational efficiencies
– Global economies of scale
Being a target-driven organization
– Setting goals for 2009 to 2011

Third Quarter 2008 Overview
•
Strong performance in a difficult operating
environment
Revenue growth of 8.6% over 2007 quarter
Net income up 100% over 2007 quarter
•
Sustained growth internationally and in U.S.
Property & Casualty offset declines in other
businesses
International revenue growth of 19.3% over 2007
quarter
U.S. Property & Casualty revenue up 12.5% with
catastrophe revenue up $2.9 million.
•
Improved earnings per share to $0.13 from $0.07
Improved operating margins in U.S. Property &
Casualty, International Operations, and Legal
Settlement Administration.
•
Improvement in cash and balance sheet metrics
$29.3 million improvement in cash flow from
operations over prior year-to-date period
200
210
220
230
240
250
260
270
3Q 2008 3Q 2007
Revenue
$ in millions
0
1
2
3
4
5
6
7
3Q 2008 3Q 2007
Net Income
$ in millions
$266.9
$245.8
$6.9
$3.5

the STRENGTH of WORKING TOGETHER SM Third Quarter 2008 Financial Review

Third Quarter 2008 Financials
Three Months Ended September 30 2008 2007 % Change
Revenues:
Revenues Before Reimbursements
$266,916
$245,774 9%
Reimbursements 24,416 20,196 21%
Total Revenues 291,332 265,970 10%
Costs and Expenses:
Cost of Services Provided, Before Reimbursements 196,874 185,533 6%
Reimbursements 24,416 20,196 21%
Total Cost of Services 221,290 205,729 8%
Selling, General, and Administrative Expenses
56,222
53,159 6%
Corporate Interest Expense, Net 4,334 4,572 -5%
Total Costs and Expenses
281,846
263,460 7%
Income Before Income Taxes 9,486 2,510 278%
Provision for Income Taxes 2,564 (943) 372%
Net Income
$6,922
$3,453 100%
Earnings Per Share:
Basic $0.14 $0.07 100%
Diluted
$0.13
$0.07 86%
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
Unaudited
(In Thousands, Except Earnings Per Share and Percentages)

60
70
80
90
100
110
120
3Q 2008 3Q 2007
Revenue
0
2
4
6
8
10
3Q 2008 3Q 2007
Operating Earnings
$ in millions
$ in millions
Third Quarter 2008 Financials
$115.4
$96.7
$8.6
$6.3
Operating earnings improve on both revenue and
margin gains.
Revenue increased 14.6% on a constant dollar basis.
Summary Results, International Operations
For the quarters ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues
115,362 $
96,735 $    19.3%
Total Operating Expenses 106,768 90,455 18.0%
Operating Earnings
8,594 $
6,280 $      36.8%
Operating Margin 7.4% 6.5%

40
50
60
70
80
90
3Q 2008 3Q 2007
Revenue
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
3Q 2008 3Q 2007
Operating Earnings
$ in millions
$ in millions
Third Quarter 2008 Financials
$76.9
$78.4
$1.4
$1.1
Operating margin and earnings decline due to
contracting revenue base.
Worker’s compensation market continues to be
challenging due to claim frequency declines.
Summary Results, Broadspire
For the quarters ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues
76,911 $
78,434 $    -1.9%
Total Operating Expenses
75,832
77,003 -1.5%
Operating Earnings
1,079 $
1,431 $      -24.6%
Operating Margin
1.4%
1.8%

17
17.5
18
18.5
19
19.5
20
20.5
21
3Q 2008 3Q 2007
Revenue
0
0.5
1
1.5
2
2.5
3
3Q 2008 3Q 2007
Operating Earnings
$ in millions
$ in millions
Third Quarter 2008 Financials
$18.4
$20.6
$2.1
$2.9
Operating earnings increase 34% despite lower
revenue due to improvements in cost control.
Backlog of $43.5 million.
Summary Results, Legal Settlement Administration
For the quarters ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 18,416 $      20,622 $    -10.7%
Total Operating Expenses
15,563
18,496 -15.9%
Operating Earnings
2,853 $
2,126 $      34.2%
Operating Margin 15.5% 10.3%

0
10
20
30
40
50
60
3Q 2008 3Q 2007
Revenue
0
1
2
3
4
5
6
7
3Q 2008 3Q 2007
Operating Earnings
$ in millions
$ in millions
Third Quarter 2008 Financials
$50.0
$56.2
$3.5
$6.8
Operating earnings up 93% on revenue growth and
technology-led operating efficiencies.
Catastrophe revenue up $2.9 million from hurricanes
Gustav and Ike.
Cases up over 15% in quarter.
Summary Results, U.S. Property & Casualty
For the quarters ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 56,227 $      49,983 $    12.5%
Total Operating Expenses
49,446
46,469 6.4%
Operating Earnings
6,781 $
3,514 $      93.0%
Operating Margin 12.1% 7.0%

Third Quarter 2008 Financials
Crawford & Company
Balance Sheet Highlights
As of September 30, 2008 and December 31, 2007
In thousands, except percentages
Unaudited
    September 30,
    December 31,
                 2008                  2007 Change
Cash and cash equivalents $56,819 $50,855 $5,964
Accounts receivable, net 178,429 178,528 (99)
Unbilled revenues 131,752 136,652 (4,900)
     Total receivables 310,181 315,180 (4,999)
Deferred revenues, net                    99,567 111,036 (11,469)
Accrued pension liabilities 52,190
76,977 (24,787)
Current portion of long-term debt, capital leases
and short-term borrowings 30,199 31,864 (1,665)
Long-term debt 181,790 183,449 (1,659)
     Total debt 211,989
215,313 (3,324)
Total stockholders' equity 281,822 254,215 27,607
Net debt* 155,170 164,458 (9,288)
Total debt / capitalization 43% 46%
*Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Third Quarter 2008 Financials
Crawford & Company
Free Cash Flow
(a non-GAAP measurement)
For the year-to-date periods ended September 30, 2008 and 2007
In thousands
Unaudited
     September 30,      September 30,
              2008              2007 Variance
Net Income $23,922
$12,812 $11,110
   Depreciation / Non-Cash Items 22,737                    22,146                    591
   Special Credits -                             (8,824)                    8,824
   Change in Working Capital 1,382                      (21,713)                  23,095
   U.S. Pension Contributions (14,916)
(549)                       (14,367)
Cash Flow from Operating Activities 33,125                    3,872                      29,253
   Capital Expenditures for PP&E (12,753)
(15,614)                  2,861
   Internally Developed Software (9,133)
(5,452)                    (3,681)
   Mandatory Principal Payments (1,575)                    (1,575)                    -
Free Cash Flow (non-GAAP) $9,664 ($18,769) $28,433

the STRENGTH of WORKING TOGETHER SM Third Quarter 2008 Operations Review

Third Quarter 2008 Highlights
150
155
160
165
170
3Q 2008 3Q 2007
International Claims
Claims referred in 000s
159.4
168.4
•
International Operations
Strong global revenue growth of
19.3%.
Operating margin increased to
7.4% in 2008 from 6.5% in 2007.
Claims referred decreased 5.3%
due to absence of 2007 CAT
claims.
Revenue increased 14.6% on a
constant dollar basis.
Strong working capital
management.

Third Quarter 2008 Highlights
•
U.S. Property & Casualty
Revenue growth of 12.5%.
Operating margin increased to
12.1% in 2008 from 7.0% in 2007.
Catastrophe revenue up $2.9
million.
Technology-driven efficiencies
realized.
Claims referred increased 15.6%
due to increases in property and
CAT related claims.
75
85
95
105
115
125
135
3Q 2008 3Q 2007
U.S. P&C Claims
Claims referred in 000s
134.0
116.0

Crawford U.S. Catastrophe (CAT) Activity
0
5
10
15
2008 2007
CAT Cases
12.5
6.5
0
10
20
30
2008 2007
CAT Cases
20.2
9.9
0
2
4
6
8
2008 2007
CAT Revenues
$6.3
$3.4
$ in millions
0
5
10
15
2008 2007
CAT Revenues
$11.6
$6.5
$ in millions
Quarter ended Sept. 30:
Nine months ended Sept. 30:
In 000s
In 000s

Third Quarter 2008 Highlights
Claims referred in 000s
63.1
70.3
•
Broadspire
Revenue decline of 1.9%
Operating earnings of $1.1 million in the
quarter.
RiskTech deployment on schedule
93% retention rate.
Worker’s Comp market continues
challenging as claims referred declined
10.3%.
Strong client retention and cross-selling
partially offset run-off revenue decline.
55
57
59
61
63
65
67
69
71
3Q 2008 3Q 2007
Broadspire Claims

Third Quarter 2008 Highlights
•
Legal Settlement Administration
Revenue declined 10.7%.
Operating margin increased to 15.5%
from 10.3% in 2007 through strong
cost management.
Backlog of $43.5 million.
20
25
30
35
40
45
50
3Q 2008 3Q 2007
Backlog
Backlog in millions
$43.5
$39.1

Outlook
•
Full Year 2008:
–
Consolidated revenue before reimbursements between $1.04 billion and
$1.05 billion.
–
Consolidated operating earnings between $68.1 million and $72.4 million.
–
After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes, consolidated net income on a GAAP basis between $28.3 million and $30.4 million.
–
Earnings per share of $.54 to $.58.
•
2009:
–
While our practice continues to be to provide initial earnings guidance for the coming year with our fourth quarter earnings release, our 10-Q that will be filed with the SEC next week will discuss the expectation of increases in our defined benefit plan expense and funding in the U.S. and
U.K. in 2009. This anticipated pension expense increase is a result of the recent stock market declines and downturns in the global economy which have negatively affected the asset values in our pension plans as they have affected many other companies. We cannot specifically determine the impact at this time, but we believe that it is likely to materially affect reported results in fiscal 2009.

the STRENGTH of WORKING TOGETHER SM